Exhibit 4.1
                                                                     -----------

                                 FIXED RATE NOTE

REGISTERED                                                    REGISTERED
No. FXR                                                       U.S. $[          ]
                                                              CUSIP:  61746Y734

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 MORGAN STANLEY
                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES F

              8% TARGETED INCOME STRATEGIC TOTAL RETURN SECURITIES

                               DUE MARCH 30, 2010
             EXCHANGEABLE FOR A CASH AMOUNT PAYABLE IN U.S. DOLLARS
              BASED ON THE VALUE OF THE CBOE S&P 500 BUYWRITE INDEX

ORIGINAL ISSUE DATE:   INITIAL               INTERIM PAYMENT        MATURITY DATE:
   March [  ], 2005       REDEMPTION            RATE:                  See "Maturity Date"
                          DATE:  See "Issuer    8% per annum           below.
                          Redemption Right"     (equivalent to $0.80
                          below.                per year per each
                                                $10.00 principal
                                                amount of this
                                                Security)

INTERIM PAYMENT        INITIAL               INTERIM PAYMENT        OPTIONAL
   ACCRUAL DATE:          REDEMPTION            DATE(S): See           REPAYMENT
   March [  ], 2005       PERCENTAGE: See       "Interim Payment       DATE(S): See
                          "Net Entitlement      Dates" below           "Exchange Right"
                          Value Payable at      (beginning April 30,    below.
                          Maturity, upon        2005).
                          Redemption or upon
                          Exchange" below.

SPECIFIED              ANNUAL                INTERIM PAYMENT        APPLICABILITY OF
   CURRENCY: U.S.         REDEMPTION            PERIOD: Monthly        MODIFIED
   dollars                PERCENTAGE                                   PAYMENT UPON
                          REDUCTION:  N/A                              ACCELERATION
                                                                       OR REDEMPTION:
                                                                       See "Discontinuance
                                                                       of the BXM Index;
                                                                       Successor Index;
                                                                       Alteration of Method
                                                                       of Calculation" below.

IF SPECIFIED           REDEMPTION            APPLICABILITY OF       If yes, state Issue Price:
   CURRENCY OTHER         NOTICE  PERIOD:       ANNUAL INTERIM         N/A
   THAN U.S. DOLLARS,     See "Issuer           PAYMENTS: N/A
   OPTION TO ELECT        Redemption Right"
   PAYMENT IN U.S.        below.
   DOLLARS: N/A

EXCHANGE RATE          TAX REDEMPTION        PRICE APPLICABLE       ORIGINAL YIELD TO
   AGENT: N/A             AND PAYMENT OF        UPON OPTIONAL          MATURITY: N/A
                          ADDITIONAL            REPAYMENT: See "
                          AMOUNTS: N/A          Net Entitlement
                                                Value Payable at
                                                Maturity, upon
                                                Redemption or upon
                                                Exchange" below.

OTHER PROVISIONS:      IF YES, STATE
   See below.             INITIAL OFFERING
                          DATE: N/A

Issue Price..................................... $10.00 per Security

Maturity Date................................... March 30, 2010

Denominations................................... $10.00 and integral multiples thereof

Interim Payment Dates........................... The 30th day of each month, beginning April 30, 2005 to and
                                                 including the Maturity Date.

Record Date..................................... Notwithstanding the definition of "Record Date" on page 15
                                                 hereof, the Record Date for
                                                 each Interim Payment Date,
                                                 including the Interim Payment
                                                 Date scheduled to occur on the
                                                 Maturity Date, shall be the
                                                 date which is five calendar
                                                 days prior to such scheduled
                                                 Interim Payment Date, whether
                                                 or not that date is a Trading
                                                 Day (as defined below);
                                                 provided, however, that accrued
                                                 but unpaid interim payments
                                                 payable on the Exchange Date
                                                 (as defined below), if any
                                                 (including upon exercise of the
                                                 Issuer Redemption Right (as
                                                 defined below)), will be
                                                 payable to the Person to whom
                                                 the Net Entitlement Value (as
                                                 defined below) is payable.

Net Entitlement Value Payable at Maturity,
upon Redemption or upon Exchange................ This Security is exchangeable on the Maturity Date or any
                                                 Exchange Date, as applicable,
                                                 or redeemable on certain
                                                 Exchange Dates, for the Net
                                                 Entitlement Value determined on
                                                 the Maturity Valuation Date (as
                                                 defined below) or any Exchange
                                                 Valuation Date (as defined
                                                 below), as applicable.

                                                 The Net Entitlement Value for
                                                 each $10.00 principal amount of
                                                 this Security on any Trading
                                                 Day (as defined below) equals
                                                 (i) the product of (x) the Net
                                                 Entitlement Value calculated on
                                                 the previous Trading Day
                                                 (commencing March 23, 2005 (on
                                                 which day Net Entitlement Value
                                                 equals $9.88)) times (y) the
                                                 BXM Index Performance (as
                                                 defined below) as of that
                                                 Trading Day (ii) minus the
                                                 Adjustment Amount (as defined
                                                 below) determined as of such
                                                 Trading Day.

                                                 The Issuer shall, or shall
                                                 cause the Calculation Agent to,
                                                 provide written notice to the
                                                 Trustee and to The Depository
                                                 Trust Company (the
                                                 "Depositary"), on which notice
                                                 the Trustee and the Depositary
                                                 may conclusively rely, on or
                                                 prior to 10:30 a.m. New York
                                                 City time on the Business Day
                                                 immediately prior to the
                                                 Maturity Date of the Net
                                                 Entitlement Value to be paid
                                                 with respect to each $10.00
                                                 principal amount of this
                                                 Security.

                                                 If this Security is not
                                                 surrendered for exchange at
                                                 maturity, upon redemption, upon
                                                 acceleration or upon exchange,
                                                 it shall be deemed to be no
                                                 longer Outstanding under, and
                                                 as defined in, the Senior
                                                 Indenture, except with respect
                                                 to the holder's right to
                                                 receive the cash payment
                                                 hereunder (including cash in
                                                 respect of interim payments, if
                                                 any) at maturity, upon
                                                 redemption, upon acceleration
                                                 or upon an exchange.

The BXM Index................................... The S&P 500 BuyWrite Index as
                                                 published by the Chicago Board
                                                 Options Exchange (the "CBOE").

BXM Index Performance........................... On any Trading Day, the Index
                                                 Value (as defined below) on
                                                 that Trading Day divided by the
                                                 Index Value (as defined below)
                                                 on the previous Trading Day.

Index Value..................................... On any Trading Day, the closing value of the BXM Index or any
                                                 Successor Index (as defined
                                                 below) on that Trading Day.
                                                 Under certain circumstances,
                                                 the Index Value will be based
                                                 on the alternate calculation of
                                                 the BXM Index as described
                                                 under "Discontinuance of the
                                                 BXM Index; Successor Index;
                                                 Alteration of Method of
                                                 Calculation" below.

Adjustment Amount............................... On any Trading Day, $0.00274
                                                 multiplied by the number of
                                                 calendar days since the
                                                 immediately preceding Trading
                                                 Day.

Maturity   Valuation   Date  and  Exchange
Valuation Date.................................. For purposes of calculating the
                                                 Net Entitlement Value payable
                                                 on the Maturity Date, the
                                                 Maturity Valuation Date will be
                                                 the third scheduled Trading Day
                                                 immediately prior to the
                                                 Maturity Date, unless there is
                                                 a Market Disruption Event (as
                                                 defined below) on that date.

                                                 For purposes of calculating the
                                                 Net Entitlement Value payable
                                                 on any Exchange Date, the
                                                 Exchange Valuation Date will be
                                                 the last day of the relevant
                                                 Exchange Period, unless there
                                                 is a Market Disruption Event on
                                                 that date.

                                                 If a Market Disruption Event
                                                 occurs on the scheduled
                                                 Maturity Valuation Date or the
                                                 Exchange Valuation Date, then
                                                 the Maturity Valuation Date or
                                                 the Exchange Valuation Date, as
                                                 the case may be, will be the
                                                 immediately succeeding Trading
                                                 Day on which no Market
                                                 Disruption Event has occurred.
                                                 Notwithstanding the foregoing,
                                                 the Maturity Valuation Date
                                                 will be no later than the
                                                 second scheduled Trading Day
                                                 preceding the Maturity Date and
                                                 the Exchange Valuation Date
                                                 will be no later than the third
                                                 Trading Day following the last
                                                 day of the relevant Exchange
                                                 Period, as the case may be. If
                                                 a Market Disruption Event
                                                 occurs on the date specified in
                                                 the preceding sentence, then
                                                 the Index Value for that date
                                                 will be calculated on that date
                                                 by the Calculation Agent (as
                                                 defined below) in accordance
                                                 with the formula for
                                                 calculating the value of the
                                                 BXM Index last in effect prior
                                                 to the commencement of the
                                                 Market Disruption Event, using
                                                 (x) in respect of the S&P 500
                                                 Index, the closing price (or,
                                                 if trading in the relevant
                                                 securities has been materially
                                                 suspended or materially
                                                 limited, its good faith
                                                 estimate of the closing price
                                                 that would have prevailed but
                                                 for such suspension or
                                                 limitation) on such Trading Day
                                                 of each stock most recently
                                                 comprising the S&P 500 Index;
                                                 and (y) in respect of the call
                                                 option included in the BXM
                                                 Index, the arithmetic average
                                                 of the last bid and ask prices
                                                 (or, if trading in call options
                                                 has been materially suspended
                                                 or materially limited, its good
                                                 faith estimate of the
                                                 arithmetic average of the last
                                                 bid and ask prices that would
                                                 have prevailed but for such
                                                 suspension or limitation) of
                                                 the call option reported before
                                                 4:00 p.m. (New York City time)
                                                 on that date.

Relevant Exchange............................... The primary U.S. organized exchange or market of trading
                                                 for any security then included
                                                 in the BXM Index, the S&P 500
                                                 Index or any Successor Index
                                                 (as defined below).

Exchange Right.................................. The holder of this Security may, subject to the Minimum
                                                 Exchange Amount (as defined
                                                 below), exchange this Security
                                                 on any Exchange Date for the
                                                 Net Entitlement Value, together
                                                 with accrued but unpaid interim
                                                 payments to but including the
                                                 Exchange Valuation Date, upon
                                                 the holder's:

                                                  o completion of an Official
                                                    Notice of Exchange, attached
                                                    as Annex A hereto;


                                                  o delivery of the Official
                                                    Notice of Exchange to the
                                                    Issuer (which must be
                                                    acknowledged by the Issuer)
                                                    on any Trading Day falling
                                                    in an Exchange Period but
                                                    prior to 12:00 p.m. (New
                                                    York City time) on the last
                                                    Trading Day in that Exchange
                                                    Period; and

                                                  o transferring of this
                                                    Security (or if in
                                                    book-entry form, book-entry
                                                    interests herein) to the
                                                    Trustee on the Issuer's
                                                    behalf at or prior to 10:00
                                                    a.m. (New York City time) on
                                                    the Exchange Date.

                                                 The Issuer may request that
                                                 Morgan Stanley & Co.
                                                 Incorporated ("MS & Co.")
                                                 purchase this Security for the
                                                 Net Entitlement Value that
                                                 would otherwise have been
                                                 payable by the Issuer instead
                                                 of exchanging it as aforesaid.
                                                 MS & Co.'s agreement to
                                                 purchase the exchanged Security
                                                 will be without prejudice to
                                                 the holder's right to proceed
                                                 against the Issuer upon any
                                                 failure of MS & Co. to settle
                                                 the purchase when due. Any
                                                 Securities purchased by MS &
                                                 Co. will remain outstanding.

                                                 Prior to 9:30 a.m. New York
                                                 City time on the Business Day
                                                 prior to an Exchange Date, the
                                                 Issuer shall, or shall cause
                                                 the Calculation Agent to,
                                                 provide written notice to the
                                                 Trustee and the Depositary, on
                                                 which notice the Trustee and
                                                 the Depositary may conclusively
                                                 rely, of its receipt of any
                                                 such Official Notice of
                                                 Exchange and of the Net
                                                 Entitlement Value to be paid
                                                 with respect to each $10.00
                                                 principal amount of this
                                                 Security being exchanged.

Minimum Exchange Amount......................... In order for a holder to exercise its Exchange Right,
                                                 the holder must exchange at
                                                 least 10,000 Securities, or
                                                 multiples of 100 in excess
                                                 thereof. The Minimum Exchange
                                                 Amount will not apply so long
                                                 as a Credit Exchange Event (as
                                                 defined below) has occurred and
                                                 is continuing.

                                                 For purposes of the definition
                                                 of "Minimum Exchange Amount,"
                                                 references to "Securities"
                                                 shall be deemed to refer to
                                                 each $10.00 principal amount of
                                                 a Security.

Exchange Period................................. The first ten calendar days of
                                                 March, June, September and
                                                 December in each year,
                                                 beginning in June 2005.

Exchange Date................................... The fifth Trading Day following the Exchange Valuation Date.

Issuer Redemption Right ........................ Beginning in September 2007,
                                                 the Issuer may redeem this
                                                 Security for mandatory exchange
                                                 in whole, but not in part, on
                                                 any Exchange Date upon at least
                                                 10 but not more than 30
                                                 calendar days' notice prior to
                                                 that Exchange Date to the
                                                 holder of this Security and to
                                                 the Trustee. Prior to September
                                                 2007, the Issuer will also have
                                                 the right to redeem this
                                                 Security for mandatory exchange
                                                 in whole, but not in part, on
                                                 any Exchange Date if, prior to
                                                 any such Exchange Date, the Net
                                                 Entitlement Value on any
                                                 Trading Day is less than $2.00.
                                                 If the Issuer redeems this
                                                 Security, the Issuer will pay
                                                 to the Trustee for delivery to
                                                 the holder on the Exchange
                                                 Date, with respect to each
                                                 $10.00 principal amount of this
                                                 Security, the Net Entitlement
                                                 Value determined on the related
                                                 Exchange Valuation Date, plus
                                                 accrued but unpaid interim
                                                 payments to, and including, the
                                                 related Exchange Valuation
                                                 Date.

                                                 Prior to 9:30 a.m. New York
                                                 City time on the Business Day
                                                 prior to a redemption date, the
                                                 Issuer shall, or shall cause
                                                 the Calculation Agent to,
                                                 provide written notice to the
                                                 Trustee and the Depositary, on
                                                 which notice the Trustee and
                                                 the Depositary may conclusively
                                                 rely, of the Net Entitlement
                                                 Value to be paid with respect
                                                 to each $10.00 principal amount
                                                 of this Security being called
                                                 for exchange.

Trading Day..................................... A day, as determined by the
                                                 Calculation Agent, on which
                                                 trading is generally conducted
                                                 on the New York Stock Exchange
                                                 (the "NYSE") the American Stock
                                                 Exchange ("AMEX"), the Nasdaq
                                                 National Market, the Chicago
                                                 Mercantile Exchange and the
                                                 CBOE and in the
                                                 over-the-counter market for
                                                 equity securities in the United
                                                 States.

Discontinuance of the BXM Index;
Successor Index; Alteration of Method of         If the CBOE announces the
Calculation..................................... discontinuance or suspension of publication of the BXM Index
                                                 and, prior to the roll date
                                                 preceding such discontinuance
                                                 or suspension (the
                                                 "Discontinuance Roll Date"),
                                                 the CBOE or another entity
                                                 publishes a successor or
                                                 substitute index that MS & Co.,
                                                 as the Calculation Agent,
                                                 determines, in its sole
                                                 discretion, to be substantially
                                                 identical to the discontinued
                                                 or suspended BXM Index (such
                                                 index being referred to herein
                                                 as a "Successor Index"), then
                                                 any Index Value beginning on
                                                 and subsequent to the
                                                 Discontinuance Roll Date will
                                                 be determined by reference to
                                                 the value of such Successor
                                                 Index.

                                                 If the Calculation Agent is
                                                 unable to identify a Successor
                                                 Index prior to the
                                                 Discontinuance Roll Date, then
                                                 beginning on the Discontinuance
                                                 Roll Date, the Calculation
                                                 Agent or one of its affiliates
                                                 (as selected by the Calculation
                                                 Agent) will determine the Index
                                                 Value on a daily basis and the
                                                 Calculation Agent will
                                                 undertake to identify and
                                                 designate, in its sole
                                                 discretion, a Successor Index
                                                 prior to the roll date
                                                 immediately following the
                                                 Discontinuance Roll Date (the
                                                 "Subsequent Roll Date"). Upon
                                                 the designation of such
                                                 Successor Index by the
                                                 Calculation Agent, any Index
                                                 Value will be determined by
                                                 reference to the value of such
                                                 Successor Index upon such
                                                 designation. If, however, the
                                                 Calculation Agent is unable to
                                                 identify a Successor Index
                                                 prior to the fifth scheduled
                                                 Trading Day preceding the
                                                 Subsequent Roll Date, then the
                                                 Maturity Valuation Date will be
                                                 deemed accelerated to the
                                                 Trading Day immediately prior
                                                 to the Subsequent Roll Date,
                                                 the Issuer shall, or shall
                                                 cause the Calculation Agent to
                                                 give, the Trustee immediate
                                                 notice of such acceleration and
                                                 the Calculation Agent will
                                                 determine the Net Entitlement
                                                 Value on that date.

                                                 If the CBOE discontinues or
                                                 suspends publication of the BXM
                                                 Index without prior notice,
                                                 then upon such discontinuance
                                                 or suspension the Calculation
                                                 Agent or one of its affiliates
                                                 will determine the Index Value
                                                 on a daily basis and the
                                                 Calculation Agent will
                                                 undertake to identify and
                                                 designate, in its sole
                                                 discretion, a Successor Index
                                                 prior to the roll date
                                                 following such discontinuance
                                                 or suspension. Upon the
                                                 designation of such Successor
                                                 Index by the Calculation Agent,
                                                 any Index Value will be
                                                 determined by reference to the
                                                 value of such Successor Index
                                                 upon such designation. If the
                                                 Calculation Agent is unable to
                                                 identify a Successor Index
                                                 prior to the fifth Trading Day
                                                 preceding the roll date
                                                 following such discontinuance
                                                 or suspension, then the
                                                 Maturity Valuation Date will be
                                                 deemed accelerated to the
                                                 Trading Day immediately prior
                                                 to the roll date following such
                                                 discontinuance or suspension,
                                                 the Issuer shall, or shall
                                                 cause the Calculation Agent to
                                                 give, the Trustee immediate
                                                 notice of such acceleration and
                                                 the Calculation Agent will
                                                 determine the Net Entitlement
                                                 Value on that date.

                                                 In the event that the
                                                 Calculation Agent or one of its
                                                 affiliates is required to
                                                 determine the Index Value
                                                 pursuant to the preceding two
                                                 paragraphs, the Index Value
                                                 will be computed by the
                                                 Calculation Agent or one of its
                                                 affiliates in accordance with
                                                 the formula for and method of
                                                 calculating the BXM Index last
                                                 in effect prior to the
                                                 discontinuance or suspension,
                                                 using the closing level (in the
                                                 case of the S&P 500 Index) and
                                                 closing price (in the case of
                                                 the S&P 500 Index call option)
                                                 (or, if trading in the relevant
                                                 securities has been materially
                                                 suspended or materially
                                                 limited, its good faith
                                                 estimate of the closing price
                                                 that would have prevailed but
                                                 for that suspension or
                                                 limitation) at the close of the
                                                 principal trading session of
                                                 the Relevant Exchange on that
                                                 date of the securities most
                                                 recently comprising the BXM
                                                 Index. If at any time the
                                                 method of calculating the BXM
                                                 Index or a Successor Index, or
                                                 the value thereof, is changed
                                                 in a material respect, or if
                                                 the BXM Index or a Successor
                                                 Index is in any other way
                                                 modified so that such index
                                                 does not, in the opinion of the
                                                 Calculation Agent, fairly
                                                 represent the value of the BXM
                                                 Index or that Successor Index
                                                 had such changes or
                                                 modifications not been made,
                                                 then, from and after such time,
                                                 the Calculation Agent will, at
                                                 the close of business in New
                                                 York City on each date on which
                                                 the Index Value is to be
                                                 determined, make such
                                                 calculations and adjustments
                                                 as, in the good faith judgment
                                                 of the Calculation Agent, may
                                                 be necessary in order to arrive
                                                 at a value of an index
                                                 comparable to the BXM Index or
                                                 such Successor Index, as the
                                                 case may be, as if such changes
                                                 or modifications had not been
                                                 made, and the Calculation Agent
                                                 will calculate the Index Value
                                                 with reference to the BXM Index
                                                 or such Successor Index, as
                                                 adjusted. Accordingly, if the
                                                 method of calculating the BXM
                                                 Index or a Successor Index is
                                                 modified so that the value of
                                                 such index is a fraction of
                                                 what it would have been if it
                                                 had not been modified (e.g.,
                                                 due to a split in the index),
                                                 then the Calculation Agent will
                                                 adjust such index in order to
                                                 arrive at a value of the BXM
                                                 Index or such Successor Index
                                                 as if it had not been modified
                                                 (e.g., as if such split had not
                                                 occurred).

Credit Exchange Event........................... If the Issuer's senior debt rating is downgraded below A-
                                                 by Standard & Poor's or below
                                                 A3 by Moody's (or below the
                                                 equivalent ratings of any
                                                 successor to Standard & Poor's
                                                 or Moody's), a Credit Exchange
                                                 Event will occur. So long as a
                                                 Credit Exchange Event has
                                                 occurred and is continuing, the
                                                 Minimum Exchange Amount will
                                                 not apply. The Issuer will
                                                 instruct the Trustee to notify
                                                 the holder of this Security
                                                 upon the occurrence of a Credit
                                                 Exchange Event.

Events of Default............................... For purposes of Section 5.01(b)
                                                 of the Senior Indenture, a
                                                 failure to pay Net Entitlement
                                                 Value when due as provided in
                                                 this Security shall constitute
                                                 a default in payment of
                                                 principal. Upon acceleration of
                                                 this Security following the
                                                 occurrence of an Event of
                                                 Default, the holder will be
                                                 entitled to receive for each
                                                 $10.00 principal amount of this
                                                 Security the Net Entitlement
                                                 Value calculated by the
                                                 Calculation Agent as of the
                                                 date of the acceleration as if
                                                 such date of acceleration were
                                                 the Maturity Date, together
                                                 with accrued but unpaid interim
                                                 payments to but excluding the
                                                 date of acceleration, provided
                                                 that if prior to the date of
                                                 acceleration the holder shall
                                                 have submitted an Official
                                                 Notice of Exchange in
                                                 accordance with the Exchange
                                                 Right, the amount the holder
                                                 will be entitled to receive
                                                 will equal the Net Entitlement
                                                 Value calculated as of the
                                                 Exchange Valuation Date
                                                 together with accrued but
                                                 unpaid interim payments to but
                                                 including the Exchange
                                                 Valuation Date or to but
                                                 excluding the date of
                                                 acceleration, whichever date is
                                                 earlier.

                                                 Promptly after the acceleration
                                                 of this Security as aforesaid,
                                                 the Issuer shall, or shall
                                                 cause the Calculation Agent to,
                                                 provide written notice to the
                                                 Trustee and the Depositary, on
                                                 which notice the Trustee and
                                                 the Depositary may conclusively
                                                 rely, of the Net Entitlement
                                                 Value to be paid with respect
                                                 to each $10.00 principal amount
                                                 of this Security upon such
                                                 acceleration.

Calculation Agent............................... MS & Co.

                                                 All calculations with respect
                                                 to the Net Entitlement Value
                                                 will be rounded to the nearest
                                                 one hundred-thousandth, with
                                                 five one-millionths rounded
                                                 upward (e.g., .876545 would be
                                                 rounded to .87655); all dollar
                                                 amounts related to
                                                 determination of the amount of
                                                 cash payable per $10.00
                                                 principal amount of this
                                                 Security will be rounded to the
                                                 nearest ten-thousandth, with
                                                 five one hundred-thousandths
                                                 rounded upward (e.g., .76545
                                                 would be rounded up to .7655);
                                                 and all dollar amounts paid on
                                                 the aggregate amount due with
                                                 respect to this Security and
                                                 the interim payments due
                                                 thereon will be rounded to the
                                                 nearest cent, with one-half
                                                 cent rounded upward.

                                                 The Calculation Agent is solely
                                                 responsible for determining the
                                                 Net Entitlement Value. All
                                                 determinations made by the
                                                 Calculation Agent will be at
                                                 the sole discretion of the
                                                 Calculation Agent and will, in
                                                 the absence of manifest error,
                                                 be conclusive for all purposes
                                                 and binding on the Issuer, the
                                                 Trustee and the holder of this
                                                 Security.

Market Disruption Event......................... "Market Disruption Event"
                                                 means, (i) the occurrence or
                                                 existence of a suspension,
                                                 absence or material limitation
                                                 of trading of stocks then
                                                 constituting 20% or more of the
                                                 value of the S&P 500 Index (or
                                                 the relevant Successor Index)
                                                 on the Relevant Exchanges for
                                                 such securities for the same
                                                 period of trading longer than
                                                 two hours or during the
                                                 one-half hour period preceding
                                                 the close of the principal
                                                 trading session on such
                                                 Relevant Exchange; (ii) a
                                                 breakdown or failure in the
                                                 price and trade reporting
                                                 systems of any Relevant
                                                 Exchange as a result of which
                                                 the reported trading prices for
                                                 stocks then constituting 20% or
                                                 more of the value of the S&P
                                                 500 Index (or the relevant
                                                 Successor Index) during the
                                                 last one-half hour preceding
                                                 the close of the principal
                                                 trading session on such
                                                 Relevant Exchange are
                                                 materially inaccurate; or (iii)
                                                 the suspension, material
                                                 limitation or absence of
                                                 trading on any major U.S.
                                                 securities market for trading
                                                 in futures or options contracts
                                                 or exchange traded funds
                                                 related to the BXM Index or the
                                                 S&P 500 Index (or the relevant
                                                 Successor Index) for more than
                                                 two hours of trading or during
                                                 the one-half hour period
                                                 preceding the close of the
                                                 principal trading session on
                                                 such market. If trading in a
                                                 security included in the S&P
                                                 500 Index or the BXM Index is
                                                 materially suspended or
                                                 materially limited at that
                                                 time, then the relevant
                                                 percentage contribution of that
                                                 security to the value of the
                                                 S&P 500 Index or the BXM Index,
                                                 as the case may be, shall be
                                                 based on a comparison of (x)
                                                 the portion of the value of
                                                 that index attributable to that
                                                 security relative to (y) the
                                                 overall value of that index, in
                                                 each case immediately before
                                                 that suspension or limitation.

                                                 For purposes of determining
                                                 whether a Market Disruption
                                                 Event has occurred: (1) a
                                                 limitation on the hours or
                                                 number of days of trading will
                                                 not constitute a Market
                                                 Disruption Event if it results
                                                 from an announced change in the
                                                 regular business hours of the
                                                 Relevant Exchange or market;
                                                 (2) a decision to permanently
                                                 discontinue trading in the
                                                 relevant futures or options
                                                 contract or exchange traded
                                                 fund will not constitute a
                                                 Market Disruption Event; (3)
                                                 limitations pursuant to the
                                                 rules of any Relevant Exchange
                                                 similar to NYSE Rule 80A (or
                                                 any applicable rule or
                                                 regulation enacted or
                                                 promulgated by any other
                                                 self-regulatory organization or
                                                 any government agency of scope
                                                 similar to NYSE Rule 80A as
                                                 determined by the Calculation
                                                 Agent) on trading during
                                                 significant market fluctuations
                                                 will constitute a suspension,
                                                 absence or material limitation
                                                 of trading; (4) a suspension of
                                                 trading in futures or options
                                                 contracts on the BXM Index or
                                                 the S&P 500 Index by the
                                                 primary securities market
                                                 trading in such contracts by
                                                 reason of (a) a price change
                                                 exceeding limits set by such
                                                 exchange or market, (b) an
                                                 imbalance of orders relating to
                                                 such contracts or (c) a
                                                 disparity in bid and ask quotes
                                                 relating to such contracts will
                                                 constitute a suspension,
                                                 absence or material limitation
                                                 of trading in futures or
                                                 options contracts related to
                                                 the BXM Index or the S&P 500
                                                 Index and (5) a "suspension,
                                                 absence or material limitation
                                                 of trading" on any Relevant
                                                 Exchange or on the primary
                                                 market on which futures or
                                                 options contracts related to
                                                 the BXM Index or the S&P 500
                                                 Index are traded will not
                                                 include any time when such
                                                 market is itself closed for
                                                 trading under ordinary
                                                 circumstances.


United States Federal Income Taxation........... The Issuer, by its sale of this
                                                 Security, and the holder of
                                                 this Security (and any
                                                 successor holder of, or holder
                                                 of a beneficial interest in,
                                                 this Security), by its
                                                 respective purchase hereof,
                                                 agree (in the absence of an
                                                 administrative determination or
                                                 judicial ruling to the
                                                 contrary) to characterize this
                                                 Security as a prepaid cash
                                                 settlement forward contract
                                                 with respect to the BXM Index
                                                 that (i) at the time of
                                                 issuance of this Security the
                                                 holder pays to the Issuer an
                                                 amount equal to $10.00 per each
                                                 $10.00 principal amount of this
                                                 Security in consideration for
                                                 the Issuer's obligation to
                                                 deliver to the holder at
                                                 maturity, or upon exchange or
                                                 redemption with respect to each
                                                 $10.00 principal amount of this
                                                 Security a cash amount equal to
                                                 the Net Entitlement Value based
                                                 on the performance of the BXM
                                                 Index; (ii) beginning on April
                                                 30, 2005, until the maturity,
                                                 exchange or redemption of this
                                                 Security, the Issuer will be
                                                 obligated to make interim
                                                 payments to the holder at the
                                                 Interim Payment Rate on this
                                                 Security; and (iii) at
                                                 maturity, or upon exchange or
                                                 redemption the Issuer will
                                                 deliver to the holder with
                                                 respect to each $10.00
                                                 principal amount of this
                                                 Security a cash amount equal to
                                                 the Net Entitlement Value based
                                                 on the performance of the BXM
                                                 Index, plus any accrued and
                                                 unpaid interim payments, in
                                                 full satisfaction of the
                                                 Issuer's obligation under such
                                                 forward contract.

         Each reference in this Security to "interest" or "interest payments," "Interest Rate," "Interest Accrual Date," "Interest Payment Date" and "Interest Payment Period" shall be deemed to be a reference to, respectively, "interim payments," "Interim Payment Rate," "Interim Payment Accrual Date," "Interim Payment Date" and "Interim Payment Period," as such terms are defined or used in the "Other Provisions" of this Security.

         Morgan Stanley, a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & Co., or registered assignees, the Net Entitlement Value with respect to the principal sum of U.S.$[ ] (UNITED STATES DOLLARS), on the Maturity Date specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on April 30, 2005, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

         Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

         Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

         If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

         If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:
                                             MORGAN STANLEY
                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to
   in the within-mentioned Senior
   Indenture.

JPMORGAN CHASE BANK, N.A.,
  as Trustee

By:
   --------------------------------------
    Authorized Officer

                           FORM OF REVERSE OF SECURITY

         This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series F, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Senior Indenture, dated as of November 1, 2004, between the Issuer and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank, N.A. at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

         Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

         If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment, provided that if this Note is issued with original issue discount, this Note will be repayable on the applicable Optional Repayment Date or Dates at the price(s) specified on the face hereof. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

         This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

         The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

         In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

         The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and
(b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal or premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

         If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration or Redemption," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Note is subject to "Modified Payment upon Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

         Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price will be specified in the notice.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, make any payment of Additional Amounts to any such holder who is a United States Alien for or on account of:

                  (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for United States federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder, being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

                  (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

                  (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

                  (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

                  (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

                  (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

                  (h) any combination of items (a), (b), (c), (d), (e), (f) or
         (g).

         In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

         The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

         Except as set forth below, if the principal of, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

         The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

         All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

         So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes.

         The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

         With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

         No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary. No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         As used herein, the term "United States Alien" means any person who is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

         All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM  -   as tenants in common
                  TEN ENT  -   as tenants by the entireties
                  JT TEN   -   as joint tenants with right of survivorship and
                               not as tenants in common

UNIF GIFT MIN ACT -                        Custodian
                    -----------------------          ---------------------------
                          (Minor)                              (Cust)

Under Uniform Gifts to Minors Act
                                 ----------------------------------------
                                                (State)

Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

----------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.

Dated:
      ------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                                                                         ANNEX A

                           OFFICIAL NOTICE OF EXCHANGE

Dated:

Morgan Stanley
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated, as Calculation Agent
1585 Broadway
New York, New York 10036
Fax No.: (212) 507-5742

Dear Sirs:

         The undersigned holder of Morgan Stanley's 8% Targeted Income Strategic Total Return Securities due March 30, 2010, exchangeable for a cash amount based on the CBOE's BXM Index (CUSIP No. 61746Y734) (the "Securities") hereby irrevocably elects to exercise with respect to the number of Securities indicated below, as of the date hereof, the Exchange Right as described in the pricing supplement dated March 23, 2005 (the "Pricing Supplement") to the Prospectus Supplement and Prospectus dated November 10, 2004 related to Registration Statement No. 333-117752. Terms not defined herein have the meanings given to such terms in the Pricing Supplement. Please date and acknowledge receipt of this notice in the place provided below on the date of receipt, and fax a copy to the fax number indicated.

         The undersigned certifies to you that (i) it is, or is duly authorized to act for, the beneficial owner of the principal amount of the Securities indicated below its signature (and attaches evidence of such ownership as provided by the undersigned's position services department or the position services department of the entity through which the undersigned holds its Securities); and (ii) it will cause the Securities to be exchanged to be transferred to the Trustee on the Exchange Date.

                                                Very truly yours,


                                                --------------------------------
                                                [Name of Holder]

                                                By:
                                                    ----------------------------
                                                    [Title]

                                                    ----------------------------
                                                    [Tel. No.]

                                                    ----------------------------
                                                    [Fax No.]
Number of Securities surrendered for exchange(1):
                                                 -------------------------------
Receipt of the above Official
Notice of Exchange is hereby acknowledged

MORGAN STANLEY, as Issuer
MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

By: MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

By:
     ---------------------------------------------
     Title:

Date and time of acknowledgment:
                                 -----------------------------
--------

1 Minimum 10,000 of Securities unless a Credit Exchange Event has occurred and is continuing.